SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                Form 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):     June 10, 1999

                    UNIVIEW TECHNOLOGIES CORPORATION
         (Exact name of Registrant as specified in its charter)

     Texas                            2-93668-FW           75-1975147
(State or other jurisdiction of   Commission File Number  (IRS Employer
     incorporation)                                        Identification No.)

               10911 Petal Street,                         75238
                  Dallas, Texas                         (Zip Code)
         (Address of principal executive offices)

                             (214) 503-8880
          (Registrant's telephone number, including area code)
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ITEM 5.   OTHER INFORMATION

      On Monday, June 14, 1999, uniView Technologies Corporation issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements:  None.

     (b) Exhibits: Reference is made to the Exhibit Index at the end of this Form 8-K report for a list of all exhibits filed with and incorporated by reference in this report.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              uniView Technologies Corporation
                                   (Registrant)

                              By:     /s/ Billy J. Robinson
                                   Billy J. Robinson
                                   Vice President, Secretary and
                                   General Counsel
Date:     June 25, 1999

                              EXHIBIT INDEX
Exhibit
Number                        Description of Exhibits

99.1*          Press release of Registrant dated June 14, 1999.

_______________
*  Filed herewith.